Contract balances and Other liabilities (Details) - INR (₨) ₨ in Thousands		Mar. 31, 2020	Mar. 31, 2019
Statement [Line Items]
Trade Receivables	[1]	₨ 9,631,400	₨ 10,003,960
Contract Assets – Unbilled Revenue		16,113	33,634
Contract liabilities – Deferred Income
Current contract liabilities		1,472,898	1,333,802
Non current contract liabilities		981,767	1,022,385
Total Contract liabilities – Deferred Income		₨ 2,454,664	₨ 2,356,187

[1]	Trade receivables as of March 31, 2020 and March 31, 2019 are stated net of allowance for doubtful receivables. The Group maintains an allowance for doubtful receivables based on expected credit loss model. The Group’s exposure to credit and currency risks and impairment losses related to trade and other receivables, excluding construction work in progress is disclosed in note 34.